Exhibit 10.7

FIRST AMENDMENT TO

CARRAMERICA REALTY CORPORATION

1997 STOCK OPTION AND INCENTIVE PLAN

CarrAmerica Realty Corporation, a Maryland corporation (the “Company”), hereby certifies as follows:

1. The Company deems it appropriate to execute this certificate to evidence adoption of an amendment to its 1997 Stock Option and Incentive Plan (the “Plan”) that reserved shares of stock available to be issued under the Plan for issuance by certain companies that are affiliated with the Company to their employees (the “Amendment”).

2. Effective August 4, 1997, the Board of Directors of the Company adopted the Amendment.

3. A new Section 25 therefore has been added to the Plan, effective as of August 4, 1997, which reads as follows:

“25. GRANTS TO OFFICERS AND EMPLOYEES OF AFFILIATED COMPANIES

Subject to adjustment as provided in SECTION 16 hereof, the Company hereby reserves 500,000 of shares of Stock available for issuance under the Plan to be issued to Carr Real Estate Services, Inc., Carr Development & Construction, Inc., CarrAmerica Acquisition Sub, Inc. and such other companies that may be created in the future in which the Company owns at least a 90% economic interest (such companies being referred to herein as “Affiliated Companies”) in connection with grants by such Affiliated Companies of options to purchase Stock of the Company, restricted Stock, or restricted Stock units to their officers and employees. Any such grants shall be considered to be grants of Options, Restricted Stock or Restricted Stock Units, as applicable, made under the Plan, except that decisions with respect to the making of individual grants, and the terms thereof, shall be made by the boards of directors (or committees thereof) of such Affiliated Companies.”

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the undersigned, a duly authorized officer of the Company, as of December 31, 1998.

CarrAmerica Realty Corporation

By:	/s/ Linda A. Madrid
Linda A. Madrid Managing Director

Attest:	/s/ Kelly N. Holdcraft
Kelly N. Holdcraft Assistant Secretary